Member Conference Call: Full Year and Fourth Quarter 2021 March 1, 2022 Exhibit 99.1

Agenda State of FHLBank Pittsburgh Winthrop Watson, President and CEO Financial Review Ted Weller, Chief Accounting Officer Business Review; Financial Performance and Dividend Outlook David Paulson, Chief Operating Officer Closing Remarks and Member Questions Winthrop Watson

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason.

State of FHLBank Pittsburgh FHLBank’s financial performance reflects operating environment: Unprecedented market liquidity remains a significant factor Deposit balances at our member institutions have continued to increase Advance balances remain low Record level of retained earnings Market Value / Capital Stock: 2021YE: 221.8% 2020YE: 188.2% The dividend provided meaningful shareholder return, given interest rates: 5.25% annualized on activity stock 1.25% annualized on membership stock

System and Pittsburgh Advance Balance Trends Advance balances peaked in Q1 2020 and have declined due to government actions and pandemic responses

Current Perspective Net income will likely remain lower resulting from: Sustained low advance levels Overall lower interest rate environment Additional housing initiatives Continue responding to business conditions and member needs We remain focused on our people and culture Board update 6 The above reflects forward-looking information based on management’s expectations regarding economic and market conditions and the Bank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation.

Financial Review

Financial Highlights – Statement of Income (in millions)

Financial Highlights – Selected Balance Sheet (in millions) (in millions)

Capital Requirements

Business Review

2021 Business Highlights Advance balances closed at $14 billion Relatively stable letter of credit (LC) balances at $19 billion Consistent Mortgage Partnership Finance® (MPF®) Program portfolio totaled $5 billion; 2021 fundings of $1.3 billion High demand for community investment products Nearly $45 million awarded in 2021 community dividends "Mortgage Partnership Finance“ and "MPF" are registered trademarks of the Federal Home Loan Bank of Chicago.

2021 Business Highlights Continued Launched online banking portal and related applications Actively engaged members and external stakeholders Received residential mortgage eNotes as eligible collateral Began evaluating closed-end home equity loans as the next eligible eNote loan type Initiated work to understand the feasibility of accepting commercial real estate eNotes as eligible collateral; no readily available industry solution

Credit Product Trends Advances (Par) Letters of Credit MPF Program (Par)

2021 Community Dividend Highlights

Affordable Housing Program
- $22.8M in commitments*
- $75.1M requested

Banking On Business
- $6.5M awarded*
- Available 16 weeks

Blueprint Communities®
- $225K commitments
- Supporting communities: 2 DE, 5 PA, 6 WV

Community Lending Program
- $2.6B revolving pool

First Front Door
- $11.5M in commitments*
- Available 14 weeks

Home4Good
- $3.9M Bank funds
- $2.3M HFA[1] funds
- 17.2M requested

A total of $44.9 million awarded[2] in 2021

"Blueprint Communities" is a registered service mark of the Federal Home Loan Bank of Pittsburgh.
**Includes fallout from current and prior rounds.*
[1]FHLBank offers Home4Good in partnership with three state Housing Finance Agencies (HFAs): Delaware State Housing Authority, Pennsylvania Housing Finance Agency and West Virginia Housing Development Fund.
[2]Does not include commitments under the Community Lending Program or HFAs contribution to Home4Good.

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Financial Performance and Dividend Outlook

Historical Financial Performance Dynamic capital structure has helped maintain the dividend spread to fed funds. (in millions) 2021 2020 2019 Change Financial Perfomance Net Income 86 $ 210 $ 317 $ (231) $ Financial Performance Drivers Average Advances 16,178 $ 47,874 $ 72,173 $ (55,995) $ Fed Funds Rate 0.08% 0.36% 2.16% (2.08%) Capital Capital 2,736 $ 3,042 $ 4,473 $ (1,737) $ Dividend Dividend Spread to Fed Funds 4.62% 5.99% 5.29% (0.67%)

Historical Dividend Rate and Spread to Fed Funds

Looking Forward Operating environment may be impacted by ongoing business drivers: Low member advance demand Projected increasing, yet low, short-term interest rates Mortgage-backed security and MPF Program purchases and paydowns Disciplined expense management over time Future dividends are subject to market conditions and FHLBank's results of operation: Our expectation is to maintain the current dividend level through the April payment Increases in fed funds rate could favorably impact dividend in subsequent quarters We will continue to communicate dividend expectations The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank’s financial condition and operating results. Refer to Cautionary-Statement Regarding Forward-Looking Information on slide 3 of this presentation.

Important Dates/Events 0 Member engagement Throughout 2022: Diversity, equity and inclusion focus groups March-April: Biennial member satisfaction survey administered Member reporting: March-April: Annual minimum stock certification available May 16: 1Q 2022 Qualifying Collateral Report (QCR) due Member education: March 15: Asset/Liability Management Webinar Community investment products round openings: March 14: First Front Door, $6.5 million June 15: Banking On Business, $6 million June 28: AHP funding round, $7 million1 June 28: Voluntary housing grant initiative, $10 million 1Additional funding returned from prior projects will be added to the AHP pool throughout the year

Member Questions

Contact Us Business Development Managers Jeff Acquafondata (MPF Program) jeffa@fhlb-pgh.com Fred Bañuelos (Community Investment) fred.banuelos@fhlb-pgh.com Fred Duncan fred.duncan@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com Leadership Winthrop Watson winthrop.watson@fhlb-pgh.com Dave Paulson david.paulson@fhlb-pgh.com Mark Evanco mark.evanco@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com